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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): February 15, 2005

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

           New York                             3812                    11-0707740
  (State or Other Jurisdiction      (Primary Standard Industrial     (I.R.S. Employer
of Incorporation or Organization)    Classification Code Number)    Identification No.)

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                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                  212.716.2000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                              --------------------

                                 Not applicable
          (Former name or former address, if changed since last report)

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. ELECTION OF DIRECTORS

     (d). As previously reported on January 26, 2005, Paul J. Kern, General, U.S.A. (Ret.) was elected to EDO Corporation Board of Directors, effective January 26, 2005. On February 15, 2005, the Board of Directors appointed Mr. Kern to the Nominating and Governance Committee and the Management Development Committee effective as of the 2005 Annual Meeting of Shareholders.


                                    SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 17, 2005


                                                     EDO CORPORATION


                                      By: /s/ Lisa M. Palumbo
                                          -------------------------------------
                                      Name:  Lisa M. Palumbo
                                      Title: Vice President and General Counsel